UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

Quantum Cyber N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Belvedere Road Suite 500, West Palm Beach, FL 33406

(Address of Principal Executive Offices) (Zip Code)

+1 (561) 562-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 4, 2026, Quantum Cyber N.V. (the “Company”) entered into that certain Amendment No. 1 to Equity Distribution Agreement (“Amendment No. 1”) with Maxim Group LLC (the “Sales Agent”), which amends that certain Equity Distribution Agreement, dated as of October 3, 2025, between the Company and Sales Agent (the “Original Agreement” and, together with Amendment No. 1, the “Sales Agreement”). Pursuant to the Amendment No. 1, the aggregate offering amount of Company’s ordinary shares, nominal value €0.01 per share, which can be sold by Sales Agent under the Sales Agreement, was increased from up to $10,000,000 to up to $100,000,000.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2026, the Company entered into a Consulting Agreement with William Caragol, the Chief Financial Officer of the Company (the “Caragol Consulting Agreement”), effective as of April 22, 2026 (the “Caragol Effective Date”). Pursuant to the terms of the Caragol Consulting Agreement, Mr. Caragol will provide financial and accounting services customarily performed by the chief financial officer of a publicly traded company. As consideration for such services rendered, the Company will pay Mr. Caragol a monthly retainer of $20,000, and Mr. Caragol may be granted consultant stock or option grants from the Company’s 2025 Omnibus Stock Plan at the discretion of the Company’s Board of Directors. The term of the Caragol Consulting Agreement shall be from the Caragol Effective Date until August 31, 2026, at which time the Caragol Consulting Agreement may continue on a monthly basis at the mutual agreement of Mr. Caragol and the Company. The Caragol Consulting Agreement may be terminated by either party at any time upon 30 days’ written notice. The Caragol Consulting Agreement also contains certain customary provisions regarding confidentiality, non-competition, indemnification, non-disparagement.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
10.1	Amendment No. 1 to Equity Distribution Agreement, by and among Quantum Cyber N.V. and Maxim Group LLC, dated May 4, 2026.
10.2	Consulting Agreement, by and between William Caragol and Quantum Cyber N.V., dated May 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Cyber N.V.

	By:	/s/ William Caragol
	Name:	William Caragol
	Title:	Chief Financial Officer

Dated: May 8, 2026

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